Janus Aspen Series
                              Institutional Shares

                      Supplement Dated December 31, 2001 to
          Prospectus Dated July 31, 2001 or May 1, 2001, as applicable as Supplemented October 3, 2001 and October 26, 2001

     The following replaces CLASSES OF SHARES in the "Other Information" section of the Prospectus:

     Each Portfolio currently offers three classes of Shares, one of which, the Institutional Shares, is offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares and Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less and thus an insurance company or qualified plan must have agreed to administer the fee. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or Service II Shares, please call 1-800-525-0020.